Exhibit 99.1

KPMG LLP 1 Sovereign Square Sovereign Street Leeds LS1 4DA United Kingdom	Tel +44 (0) 113 231 3000 Fax +44 (0) 113 231 3200 helena.lyons@kpmg.co.uk Mobile +44 7825 245 259

Private & confidential
Hera Financing 2024-1 DAC	Your ref	Olympus
3rd Floor, Fleming Court
Fleming's Place	Our ref	hl/ap/cc1474
Dublin 4, Ireland D04 N4X9
	Contact	Helena Lyons
The Office Group Limited		+44 7825 245 259
2 Stephen Street
London W1T 1AN

BNP Paribas
16, Boulevard des Italiens
Paris 75009, France

Merrill Lynch International
2 King Edward St
London EC1A 1HQ

22 August 2024

Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 13 August 2024 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of leases for offices in the UK referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of Hera Financing 2024-1 DAC (the “Issuer”), The Office Group Limited (the “TOG”), BNP Paribas (the “Arranger” and the “Joint Lead Manager”) and Merrill Lynch International (the “Joint Lead Manager”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

KPMG LLP, a UK limited liability partnership and a member firm of the
KPMG global organisation of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information' under ‘About’ at www.kpmg.com/uk

KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The TOG is responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with data files entitled “Tenancy Schedule (Jun'24) - VDR.xlsx” and “KPMG - future lease rent roll - monthly cash.xlsx” containing details relating to the office leases comprising of “Flexible leases”, “FRI leases” and “Forward leases” across 19 assets as at 30 June 2024 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”). A sample of 157 Flexible leases was drawn at random from the Portfolio from 489 units with Flexible leases (the “Sample 1”). The number of items in the Sample 1 was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

The top ten FRI leases ranked by Headline Rent (£m p.a.) were also drawn from the Portfolio (the “Sample 2”) and the top 20 Forward leases were provided to us by the TOG from the Portfolio (the “Sample 3” and together with the Sample 1 and Sample 2, the “Sample”).

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the TOG. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the office assets.

The procedures performed did not address, without limitation:  (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

The findings from the agreed-upon procedures for Sample 1 are set out in Appendix B.

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the findings set out in Appendix B: on the basis of the number of differences between the Extraction File and the Sources identified in the Sample 1 (as reported on the ‘Differences’ lines of Appendix B) and the number of missing sources relating to the Sample (as reported on the ‘Missing Sources’ line of Appendix B) it can be calculated that there is a 98% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistical extrapolation’ lines of Appendix B.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Details of the missing documentation found as a result of the agreed-upon procedures for Sample 1, and listed in Appendix B, are set out in Appendix C.

There were no findings as a result of the agreed-upon procedures for Sample 2 and Sample 3.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter. This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

/s/ KPMG LLP

KPMG LLP

Attached

Appendix A Scope of the Services

Appendix B Findings for Sample 1

Appendix C Details of Findings for Sample 1

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the TOG will provide a data file to us containing details of Flexible leases, FRI leases and Forward leases for offices across 19 assets in the UK proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

We will draw a sample of Flexible leases at random from the data file (the “Sample 1”) and will notify the items selected to the TOG. The number of items in the Sample 1 will be determined on the basis described under “Sampling” below. TOG

We will draw top ten sample of FRI leases ranked by Headline Rent (£m p.a.) from the Extraction File (the “Sample 2”) and we will be provided with the top 20 forward leases (the “Sample 3”, together with Sample 1 and Sample 2, the “Sample”).

The TOG will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Sampling

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of flexi leases in the Portfolio using the following parameters:

Expected deviation rate: 0%

Tolerable deviation rate: 2%

Confidence level: 98%

on the basis that differences between the data attributes and their respective sources are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File for Sample 1 are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Account Name	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Licence Agreement/ Residency Agreement	Differences attributable to contractions, abbreviations or omission of legal designations, “known as” were considered when performing this procedure
2	Revenue total (Cash Revenue 1 July 2024-31 October 2027)	Active Contract

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Committed Date was mid-month, the Cash Revenue was considered proportionally.

Where the July 2024 Invoice was used as source, the amount observed was used to calculate the Cash Revenue for the remaining term until the Committed Date per Extraction File.

Cash Revenue amounts were considered excluding VAT.

				Licence Agreement/ Residency Agreement/ July 2024 Invoice	None
3	Revenue per unit (Cash Revenue 1 July 2024-31 October 2027)	Unit	For each item in the Sample recalculate the revenue per unit as follows: Revenue total (Procedure 2) divided by Sq. ft. from the Extraction File (input).	Recalculation/Licence Agreement/ Residency Agreement/ July 2024 Invoice	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
4	Commencement Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Source indicates that it is not a fixed term agreement, the Start Date was checked to the source or the most recent anniversary date of the original License Agreement/Residency Agreement or the first date after the Committed Date in the original contract or the Start Date of the original contract.

				Licence Agreement/ Residency Agreement	None
5	Committed Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Source indicates that it is not a fixed term agreement, the Committed Date was checked to the source or calculated as the Portfolio Date plus the minimum notice period plus 1 month representing July 2024 for which an invoice was observed.

Where the system evidence was provided that the contract was rolled forward, the Committed Date was agreed to the anniversary Committed Date of the original contract.

				Licence Agreement/ Residency Agreement/ Email notification to terminate/ Start Date of new Licence Agreements pertaining to periods commencing after Portfolio Date	+/- 8 days
6	Rent Free Period (RF Periods)	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the RF period in the Extraction File is populated with zero and there is no Rent free period indicated in the source, this was considered a pass.

				Licence Agreement/ Residency Agreement	None
7	Break Date	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Licence Agreement/ Residency Agreement/ Addendum document	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File for Sample 2 are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Tenant Name	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Agreement for Lease	None
2	Asset Name	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Agreement for Lease	None
3	Headline Rent (£m p.a.)	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Headline Rent comprises of Principal Rent plus Turnover Rent, the latter was annualised from the most recent quarterly Invoice.

Where the Headline Rent in the Extraction File was less than the total of Principal Rent and Turnover Rent, this was not considered as a difference.

				Lease Agreement/ Agreement for Lease/ Memorandum of Rent Review/ Deed of surrender of part and deed of variation/ Invoice	None
4	Headline Rent (£psf NIA p.a.)	Unit	For each item in the Sample recalculate the Headline Rent (£psf NIA p.a.) as follows: Headline Rent (Procedure 2) divided by Sq. ft. from the Extraction File (input).	Recalculation	None
5	Lease Start Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Source is Agreement for Lease, the Lease Start Date was checked to the Rent Commencement Date.

				Lease Agreement/ Agreement for Lease/Counterpart Deed of Variation	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
6	Lease End Date	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Agreement for Lease	None
7	Rent Free Start Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Rent Free Start Date and Rent Free End Date are prior to the Portfolio Date and the Source indicates dates also prior to the Portfolio Date, this was not recorded as a difference.

Where the Rent Free Start Date and Rent Free End Date refer to the discounted rent period, the discounted rent period was tested.

				Lease Agreement/ Agreement for Lease	+/- 30 days
8	Rent Free End Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Rent Free Start Date and Rent Free End Date are prior to the Portfolio Date and the Source indicates dates also prior to the Portfolio Date, this was not recorded as a difference.

Where the Rent Free Start Date and Rent Free End Date refer to the discounted rent period, the discounted rent period was tested.

				Lease Agreement/ Agreement for Lease	+/- 30 days

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File for Sample 3 are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Account name	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Licence Agreement/ Residency Agreement	None
2	Area ID	Unit	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Licence Agreement/ Residency Agreement	Differences attributable to contractions were considered as matching the source
3	Contract Total	Contract

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Sample is a rolling contract per the Extraction File, the Contract Total procedure was not performed and marked as “N/A” as the Extraction File was not populated.

				Licence Agreement/ Residency Agreement	+/- £1
4	Revenue per unit (Cash Revenue 1 July 2024-31 October 2027)	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the original Licence/Residency Agreement indicate a Licence Fee uplift, this was considered when performing this procedure.

				Licence Agreement/ Residency Agreement/ Invoice/ Recalculation	+/- £1
5	Start Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Sample is a rolling contract per Extraction File, the Start Date was checked to the most recent anniversary date of the original Licence/Residency Agreement.

				Licence Agreement/ Residency Agreement	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
6	Committed Date	Unit

For each item in the Sample check if the data attribute per the Extraction File matches the source.

Where the Sample is a rolling contract per Extraction File, the Committed Date was checked to the source or calculated as Portfolio Date plus the minimum notice period plus 1 month representing July 2024 for which an invoice was observed.

				Licence Agreement/ Residency Agreement/ Invoice	None

Notes in relation to the manner of reporting certain findings

1)	Reporting the findings

Where the Data AUP Letter Recipients have instructed us not to perform a procedure in relation to certain items within the Sample, this is to be reported as ‘not applicable’ or ‘N/A’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing source’, ‘missing from source’ or ‘MS’.

2)	Statistical interpretation

For the purposes of the statistical interpretation, the Data AUP Letter Recipients require us to present the statistical extrapolation for each procedure as follows:

Primary calculation:

(i)	Calculation to be based on the total number of items in the Sample except where within the Extraction File a data attribute for a particular flexi lease is missing in which event the calculation is to be based on the total number of items in the Sample 1 after subtracting the number of items with missing data.

(ii)	Calculation to be performed treating as errors both differences and missing sources.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Secondary calculation:

(iii)	Calculation to be based on the total number of items in the Sample 1 after subtracting the number of items with missing data and the number of items with missing sources.

(iv)	Calculation to be performed treating as errors differences only.

Where a procedure specifies agreement to specific documentation, and the TOG has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Appendix B: Findings

Olympus	Account Name - Licence Agreement/Residency Agreement	Cash Revenue (Total per Latest Active Contract) - Licence Agreement/Residency Agreement/July 2024 Invoice	Cash Revenue (Total per unit) - Recalculation/Licence Agreement/Residency Agreement/July 2024 Invoice	Start Date - Licence Agreement/Residency Agreement	Committed Date - Licence Agreement/Residency Agreement/Email notification to terminate/Start Date of new Licence Agreements pertaining to periods commencing after Portfolio Date	RF Periods - Licence Agreement/Residency Agreement	Break Date - Licence Agreement/Residency Agreement/Addendum document
Sample Size : 157
Portfolio Date : 30-Jun-24

Procedure Number	1	2	3	4	5	6	7

Not Applicable (N/A)	0	0	0	0	0	0	0

Sample Size	157	157	157	157	157	157	157
Missing Data (MD)	0	0	0	0	0	0	0

(i) Sample excluding MD	157	157	157	157	157	157	157
- Differences (D)	0	0	0	0	0	0	0
- Missing Sources (MS)	0	0	0	0	0	0	1
(ii) Sum of Differences and Missing Sources	0	0	0	0	0	0	1
Statistical extrapolation	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	3.07%

(iii) Sample excluding MD and MS	157	157	157	157	157	157	156
(iv) Differences (D)	0	0	0	0	0	0	0
Statistical extrapolation	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.04%

KPMG Ref
41	-	-	-	-	-	-	MS

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to a portfolio of leases for offices in the UK proposed to be the subject of a securitisation
22 August 2024

Appendix C: Details of Findings

KPMG Ref.	Procedure Nbr.	Data Attribute	Source	Extraction File Value	Finding	Source Value
41	Procedure 7	Break Date	Licence Agreement/Residency Agreement/Addendum document	9/29/2024	MS

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